UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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STEEL VAULT CORPORATION

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Steel Vault Corporation Finalizes Special Meeting Date of November 10, 2009 to Complete
Merger with VeriChip
Companies will form PositiveID to offer identification tools and technologies for consumers and businesses
DELRAY BEACH, FL — October 8, 2009 — Steel Vault Corporation (“Steel Vault”) (OTCBB: SVUL) today announced that it has approved November 10, 2009, as the date for its special meeting of stockholders to vote on the merger of Steel Vault and VeriChip Corporation (“VeriChip”). If the merger is approved and consummated, each share of Steel Vault common stock will be converted into the right to receive 0.5 shares of VeriChip common stock. No fractional shares of VeriChip common stock will be issued in connection with the merger. Instead, VeriChip will make a cash payment to each Steel Vault stockholder who would otherwise receive a fractional share.
In connection with the merger, VeriChip filed a Registration Statement on Form S-4 (“S-4”) containing a joint proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) which was declared effective by the SEC on October 5, 2009. If the merger is approved and consummated, VeriChip will change its name to PositiveID Corporation and ticker symbol to PSID, and will continue to trade on the NASDAQ Capital Market.
The S-4 is available on VeriChip’s website at www.verichipcorp.com/SEC_filings.html, and the joint proxy statement/prospectus was mailed together with a proxy card on or around October 5, 2009, to stockholders of record as of the close of business on September 25, 2009, the record date for the special meetings of stockholders.
About Steel Vault Corporation
Steel Vault, formerly known as IFTH Acquisition Corp., is a premier provider of identity security products and services, including credit monitoring, credit reports, and other identity theft protection services. Since 2004, its subsidiary, National Credit Report.com, LLC, has specialized in providing a variety of credit information to consumers to help protect them from identity theft and fraud.
On September 8, 2009, Steel Vault announced it agreed to be acquired by VeriChip Corporation to form PositiveID Corporation, subject to stockholder approval. PositiveID will provide identification technologies and tools to protect consumers and businesses. The companies expect the merger to close in the fourth quarter of 2009.
Statements about Steel Vault’s future expectations, including the expectation that the companies will form PositiveID to offer identification tools and technologies for consumers and businesses, that if the merger is approved and consummated VeriChip will change its name to PositiveID Corporation and ticker symbol to PSID, and will continue to trade on the NASDAQ Capital Market, and that the merger with VeriChip Corporation will close in the fourth quarter of 2009 and all other statements in this press release other than historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and Steel Vault’s actual results could differ materially from expected results. Additional information about these and other factors that could affect the Company’s business is set forth in the Company’s various filings with the Securities and Exchange Commission, including those set forth in the Company’s 10-K filed on December 24, 2008, under the caption “Risk Factors.” The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

Additional Information and Where to Find It
On September 8, 2009, VeriChip and Steel Vault issued a joint press release announcing the signing of an Agreement and Plan of Reorganization, among VeriChip, Steel Vault and VeriChip Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of VeriChip (the “Acquisition Subsidiary”), pursuant to which the Acquisition Subsidiary will be merged with and into Steel Vault, with Steel Vault surviving and becoming a wholly-owned subsidiary of VeriChip (the “Merger”). Upon the consummation of the Merger, each outstanding share of Steel Vault’s common stock will be converted into 0.5 shares of VeriChip common stock.
In connection with the Merger, VeriChip filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of VeriChip and Steel Vault. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully because they contain important information about VeriChip, Steel Vault and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by VeriChip or Steel Vault by directing a written request, as appropriate, to VeriChip at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Steel Vault at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.
VeriChip, Steel Vault and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.
Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of VeriChip is also included in VeriChip’s Form 10-K, which was filed with the SEC on February 12, 2009. Additional information regarding the directors and executive officers of Steel Vault is also included in Steel Vault’s proxy statement (Form DEF 14A) for the 2009 annual meeting of Steel Vault’s stockholders, which was filed with the SEC on February 9, 2009, as amended. These documents are available free of charge at the SEC’s website (www.sec.gov) and by contacting Investor Relations at the addresses above.
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Contact:
Allison Tomek
561-805-8000
atomek@steelvaultcorp.com

VeriChip Corporation Reviews Third Quarter Accomplishments
Strengthening balance sheet allows Company to pursue technology initiatives such as its H1N1 virus triage detection system and glucose-sensing microchip projects
DELRAY BEACH, FL — October 8, 2009 — VeriChip Corporation (“VeriChip” or the “Company”) (NASDAQ: CHIP) today reviewed its accomplishments for the third quarter ended September 30, 2009.
In the three months ended September 30, 2009, VeriChip accomplished the following milestones:
•	The Company received $4.4 million in escrow proceeds related to the July 2008 sale of its former Xmark Corporation subsidiary to The Stanley Works.

•	Scott R. Silverman resumed the role of CEO of the Company.

•	The Company announced it agreed to acquire Steel Vault Corporation (OTCBB: SVUL) and form PositiveID Corporation to offer identification tools and technologies for consumers and businesses. The companies have approved November 10, 2009 as the date for their stockholder meetings to vote on the merger, and proxies have been mailed to stockholders of record as of September 25, 2009.

•	The Company expanded its partnership with RECEPTORS LLC and launched the development of a triage detection system for detection of the H1N1 virus; the Company received an exclusive license to RECEPTORS’ patents utilized in that development.

•	VeriChip entered into a financing commitment of up to $10,000,000 with Optimus Technology Capital Partners, LLC. VeriChip plans to use the funds to develop a virus triage detection system for the H1N1 virus, to develop an in vivo glucose-sensing RFID microchip and to support its working capital requirements and general corporate purposes.

•	VeriChip announced plans to fund its existing development partnership with RECEPTORS LLC to launch Phase II development of an in vivo glucose-sensing RFID microchip. Furthermore, on October 7, 2009, VeriChip announced it received an exclusive license to RECEPTORS’ Patent No. 7,504,364 titled “Methods of Making Arrays and Artificial Receptors” and Patent No. 7,469,076 “Sensors Employing Combinatorial Artificial Receptors,” to use in conjunction with VeriChip’s Patent No. 7,125,382 entitled “Embedded Bio-Sensor System,” to develop an in vivo glucose-sensing RFID microchip.

•	The Company regained compliance with the minimum $1.00 per share bid price requirement, and complies with all other applicable standards for continued listing on The NASDAQ Capital Market.
In July 2008, the Company sold its Xmark subsidiary to The Stanley Works for $47.9 million. In November 2008, VeriChip purchased from Digital Angel Corporation all patents related to an embedded bio-sensor system for use in humans and the assignment of any rights of Digital Angel under a development agreement associated with the development of an implantable glucose-sensing microchip. The Company also received covenants from Digital Angel and its subsidiary that will permit the Company to use Digital Angel’s intellectual property related to the Company’s VeriMed Health Link business without payment of ongoing royalties. Through the release of the escrowed funds from The Stanley Works, the Company has continued to operate with a small management team and a focus on cost containment.

Scott R. Silverman, VeriChip’s Chairman and CEO, said, “When I bought approximately 5.4 million shares and a controlling interest in the Company in November 2008 and resumed the role of Chairman, I was convinced that the Company’s technology, relationships and balance sheet were undervalued. For several months, we reviewed the Company’s strategic alternatives, including mergers, reverse mergers and other transactions to maximize our Nasdaq listing and balance sheet. Upon receiving the $4.4 million in escrow proceeds in mid-July related to our sale of Xmark to The Stanley Works, it became clear that the Company’s future value lay in the joining together of VeriChip and Steel Vault to form PositiveID, which we believe positions us to enhance our leadership role in identification technologies.”
Continued Silverman, “Over the past quarter, we have been working diligently on a number of key initiatives within the Company. Our ability to react quickly to address critical issues, such as the H1N1 virus, is an example of our focus and innovative technologies and partnerships. We are very proud to have accomplished so much in one quarter.”
About VeriChip Corporation
VeriChip Corporation, headquartered in Delray Beach, Florida, has developed the VeriMed™ Health Link System for rapidly and accurately identifying people who arrive in an emergency room and are unable to communicate. This system uses the first human-implantable passive RFID microchip and corresponding personal health record, cleared for medical use in October 2004 by the United States Food and Drug Administration.
On September 8, 2009, VeriChip Corporation announced it agreed to acquire Steel Vault Corporation (OTCBB: SVUL) to form PositiveID Corporation. PositiveID will provide identification technologies and tools to protect consumers and businesses. The companies expect the merger to close in the fourth quarter of 2009.
For more information on VeriChip, please call 1-800-970-2447, or e-mail info@verichipcorp.com. Additional information can be found online at www.verichipcorp.com.
Statements about VeriChip’s future expectations, including the ability of the Company to pursue technology initiatives such as its H1N1 virus triage detection system and glucose-sensing microchip projects based on its balance sheet, the ability of the Company to fund or develop, or both, a virus triage detection system for the H1N1 virus and in vivo glucose-sensing RFID microchip, its ability to remain in compliance with applicable standards and requirements for continued listing on the NASDAQ, the likelihood that the Company’s future value lay in the joining together of VeriChip and Steel Vault to form PositiveID, which management believes will position it to enhance its leadership role in identification technologies, the likelihood that the merger will close in the fourth quarter of 2009, and all other statements in this press release other than historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and VeriChip’s actual results could differ materially from expected results. These risks and uncertainties include the Company’s ability to successfully develop and commercialize the glucose-sensing microchip, the market acceptance of the glucose-sensing microchip, the Company’s and RECEPTORS’ ability to develop a glucose-sensing microchip, the validity, scope and enforceability of the Company’s patents and those related to the glucose-sensing microchip, the protection afforded by the Company’s patents and those related to the microchips, the Company’s ability to complete the development phases in certain time frames, government regulations relating to the microchips, the Company’s ability to fund the continued development of the glucose-sensing microchip, the timing and success of submission, acceptance and approval of required regulatory filings; as well as certain other risks. Additional information about these and other factors that could affect the Company’s business is set forth in the Company’s various filings with the Securities and Exchange Commission, including those set forth in the Company’s 10-K filed on February 12, 2009, under the caption “Risk Factors.” The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

Additional Information and Where to Find It
On September 8, 2009, VeriChip and Steel Vault issued a joint press release announcing the signing of an Agreement and Plan of Reorganization, among VeriChip, Steel Vault and VeriChip Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of VeriChip (the “Acquisition Subsidiary”), pursuant to which the Acquisition Subsidiary will be merged with and into Steel Vault, with Steel Vault surviving and becoming a wholly-owned subsidiary of VeriChip (the “Merger”). Upon the consummation of the Merger, each outstanding share of Steel Vault’s common stock will be converted into 0.5 shares of VeriChip common stock.
In connection with the Merger, VeriChip filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of VeriChip and Steel Vault. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully because they contain important information about VeriChip, Steel Vault and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by VeriChip or Steel Vault by directing a written request, as appropriate, to VeriChip at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Steel Vault at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.
VeriChip, Steel Vault and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.
Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of VeriChip is also included in VeriChip’s Form 10-K, which was filed with the SEC on February 12, 2009. Additional information regarding the directors and executive officers of Steel Vault is also included in Steel Vault’s proxy statement (Form DEF 14A) for the 2009 annual meeting of Steel Vault’s stockholders, which was filed with the SEC on February 9, 2009, as amended. These documents are available free of charge at the SEC’s website (www.sec.gov) and by contacting Investor Relations at the addresses above.
###
Contact:
Allison Tomek
561-805-8000
atomek@verichipcorp.com

VeriChip Corporation’s H1N1 Technology Platform Scheduled to be Featured at 5 P.M. Today on Fox
News’ Glenn Beck Show Dedicated to H1N1 Virus
DELRAY BEACH, FL — October 8, 2009 — VeriChip Corporation (“VeriChip” or the “Company”) (NASDAQ: CHIP) has announced that the Company is scheduled to be featured on the Glenn Beck show on Fox News today, October 8, 2009 during the 5 p.m. hour. Glenn Beck intends to dedicate today’s show to the H1N1 virus and will feature VeriChip, its Health Link personal health record and its H1N1 virus triage detection system currently being developed with partner RECEPTORS LLC, as part of the show.
VeriChip’s virus triage detection system, based on RECEPTORS’ patented AFFINITY by DESIGN™ CARA™ platform, is intended to initially provide two levels of identification within minutes. Once developed, utilizing a simple test tube or strip device format that can be combined with an inexpensive reader, it is expected that the first level will prep the sample and identify the agent as a flu or non-flu virus, and the second level will sub-type (e.g. H1N1) classify the flu virus and alert the user to the presence of pandemic threat viruses.
The Glenn Beck show airs on Fox News from 5 p.m. to 6 p.m. eastern time.
About VeriChip Corporation
VeriChip Corporation, headquartered in Delray Beach, Florida, has developed the VeriMed™ Health Link System for rapidly and accurately identifying people who arrive in an emergency room and are unable to communicate. This system uses the first human-implantable passive RFID microchip and corresponding personal health record, cleared for medical use in October 2004 by the United States Food and Drug Administration.
On September 8, 2009, VeriChip Corporation announced it agreed to acquire Steel Vault Corporation (OTCBB: SVUL) to form PositiveID Corporation. PositiveID will provide identification technologies and tools to protect consumers and businesses. The companies expect the merger to close in the fourth quarter of 2009.
For more information on VeriChip, please call 1-800-970-2447, or e-mail info@verichipcorp.com. Additional information can be found online at www.verichipcorp.com.
Statements about VeriChip’s future expectations, including the likelihood that it will be featured on the Glenn Beck show on Fox News, its development of a triage detection system, the expectation that the triage detection system, if developed, will function as intended and be a marketable product, and all other statements in this press release other than historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and VeriChip’s actual results could differ materially from expected results. These risks and uncertainties include the Company’s ability to successfully develop and commercialize the virus triage detection system, the market acceptance of the virus triage detection system, the effect of changes and conditions relating to new influenza strains and influenza pandemics, government regulations relating to the virus triage detection system, the Company’s ability to fund the continued development of the virus triage detection system; the timing and success of submission, acceptance and approval of required regulatory filings; as well as certain other risks. Additional information about these and other factors that could affect the Company’s business is set forth in the Company’s various filings with the Securities and Exchange Commission, including those set forth in the Company’s 10-K filed on February 12, 2009, under the caption “Risk Factors.” The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

Additional Information and Where to Find It
On September 8, 2009, VeriChip and Steel Vault issued a joint press release announcing the signing of an Agreement and Plan of Reorganization, among VeriChip, Steel Vault and VeriChip Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of VeriChip (the “Acquisition Subsidiary”), pursuant to which the Acquisition Subsidiary will be merged with and into Steel Vault, with Steel Vault surviving and becoming a wholly-owned subsidiary of VeriChip (the “Merger”). Upon the consummation of the Merger, each outstanding share of Steel Vault’s common stock will be converted into 0.5 shares of VeriChip common stock.
In connection with the Merger, VeriChip filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of VeriChip and Steel Vault. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully because they contain important information about VeriChip, Steel Vault and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by VeriChip or Steel Vault by directing a written request, as appropriate, to VeriChip at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Steel Vault at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.
VeriChip, Steel Vault and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.
Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of VeriChip is also included in VeriChip’s Form 10-K, which was filed with the SEC on February 12, 2009. Additional information regarding the directors and executive officers of Steel Vault is also included in Steel Vault’s proxy statement (Form DEF 14A) for the 2009 annual meeting of Steel Vault’s stockholders, which was filed with the SEC on February 9, 2009, as amended. These documents are available free of charge at the SEC’s website (www.sec.gov) and by contacting Investor Relations at the addresses above.
Contact:
VeriChip Corporation
Allison Tomek
561-805-8008
atomek@verichipcorp.com